SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported):  July 19, 2007

WJ COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-31337

DELAWARE	94-1402710
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

401 River Oaks Parkway, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 577-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendments to Articles of Incorporation or By-laws.

(a) On July 19, 2007 the Board of Directors of WJ Communications, Inc. (“Company”) adopted and approved an amendment (“Amendment”) to Article V Section 1. Certificates of Stock of the By-laws of the Company by adding the provision;

The shares of stock of the Corporation may also be uncertificated as provided under the General Corporation Law of the State of Delaware

The Amendment permits the Company to meet the requirements of NASDAQ and the other major exchanges that adopted rules to require that by January 1, 2008, listed securities be eligible for a Direct Registration Program operated by a clearing agency registered under Section 17A of the Exchange Act, such as the one offered by The Depositary Trust Corporation. A Direct Registration Program permits an investor’s ownership to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical stock certificate.

A copy of the Company’s Amended and Restated By-laws containing the Amendment is filed with this report as Exhibit 3.1.

Item 9.01.                                         Financial Statements and Exhibits

(d) Exhibits

3.1                                 Registrant’s Amended and Restated By-laws, as amended effective July 19, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WJ COMMUNICATIONS, INC.

	By:	/s/ R. Gregory Miller
R. Gregory Miller
Chief Financial Officer

Dated: July 25, 2007